SUPPLEMENT DATED JANUARY 12, 1998 TO
                     	PROSPECTUS DATED MAY 1, 1997 FOR
                PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

                            KEMPER ADVANTAGE III
                                 ISSUED BY
                  KEMPER INVESTORS LIFE INSURANCE COMPANY

Effective January 1, 1998, Kemper Investors Life Insurance Company has revised the Contracts to provide for: 1) a pre-authorized bank draft (PAC) program available under Non-Qualified Plan Contracts and Contracts issued as Individual Retirement Annuities, and for revised Purchase Payment minimums under the PAC program; and 2) subject to regulatory approvals, to permit Contracts to be issued in connection with a Roth IRA. These changes are described below with references to those parts of the Prospectus that are modified by this Supplement.

Pre-Authorized Bank Draft Program

The following new paragraph is added to the "Summary" section after the second paragraph thereunder appearing on Page 2 of the Prospectus and to the "A. General Information" section after the first paragraph thereunder appearing on page 17 of the Prospectus:

     "Effective January 1, 1998, a Contract Owner may make Purchase Payments to Non-Qualified Plan Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing KILICO to draw on an account of the Contract Owner via check or electronic debit ("Pre-Authorized Checking [PAC] Agreement"). For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

     1. The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100. The minimum initial Purchase Payment to a Non-Qualified Plan Contract made pursuant to a PAC Agreement is $1,000 unless the Contract Owner also owns an existing Contract, in which case the minimum is $100.

     2. The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100."

Roth IRAs

The definition of "Qualified Plan Contract", appearing on page 2 of the Prospectus, is revised to read as follows:

     "Qualified Plan Contract - A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code."

The following new section "Roth IRAs" is added under "1. Qualified Plan Types" appearing on page 30 of the Prospectus:

     "Roth IRAs. Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRAs.

     Contributions: The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained for an individual (the "contribution limit") generally is the lesser of $2,000 and 100% of compensation for the taxable year. The contribution limit is reduced by the amount of any deductible and non-deductible contributions to a non-Roth IRA. For individuals who file a joint return and receive less compensation for the taxable year than their spouse, special rules apply.

     For taxpayers with adjusted gross incomes in excess of certain limits no contribution (or only a reduced contribution) to a Roth IRA is allowed. For married individuals filing a joint return, the contribution limit is phased out for adjusted gross income between $150,000 and $160,000. (Special rules apply to married individuals filing separate returns.)
     For single individuals, the contribution limit is phased out for adjusted gross incomes between $95,000 and $110,000.


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     Rollovers:   A rollover may be made to a Roth IRA only if it is a
     "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA, but only if such rollover contribution meets the rollover requirements for IRAs under section 408(d)(3) of the Code. In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from a non-Roth IRA. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

     In the case of a qualified rollover contribution or a transfer from a non-Roth IRA to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply. If such a rollover occurs before January 1, 1999, any portion of the amount rolled over which is required to be included in gross income must be included ratably over the 4-taxable year period beginning with the taxable year in which the rollover is made.

     Conversions: All or part of amounts in a non-Roth IRA may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible to make a qualified rollover distribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA value in gross income, as described above.

     UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. WHETHER AN OWNER SHOULD DO SO WILL DEPEND ON THE IRA OWNER'S PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER
     THE OWNER IS QUALIFIED TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, HIS OR HER FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, AND ABILITY AND DESIRE TO PAY TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED. PERSONS CONSIDERING A ROLLOVER, TRANSFER, OR CONVERSION SHOULD CONSULT A QUALIFIED TAX ADVISOR.

     Qualified Distributions: Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after (a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made.

     Nonqualified Distributions: A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from non-Roth IRAs. However, such a distribution will be treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. Generally, all Roth IRAs are aggregated to determine the tax treatment of distributions.

     Mandatory Distributions: Distributions from a Roth IRA need not commence at age 70 1/2. However, if the Owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the Contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, subject to certain exceptions.

     As described elsewhere in "1. Qualified Plan Types," there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs). Persons intending to use the Contract in connection with a Roth IRA should seek competent advice.